                             Joint Filer Information

Date of Event
Requiring Statement:       May 2, 2012

Issuer Name and Ticker
or Trading Symbol:         Pacific Coast Oil Trust [ROYT]

Designated Filer:          Pacific Coast Energy Company LP

Other Joint Filers:        PCEC (GP) LLC
                           Pacific Coast Energy Holdings LLC
                           Metalmark BreitBurn Holdings LLC
                           Metalmark Capital Partners (C) II, L.P.
                           Metalmark Capital Partners II GP, L.P.
                           Metalmark Capital Holdings LLC
                           Greenhill Capital Partners II, L.P.
                           GCP Managing Partner II, L.P.
                           Greenhill Capital Partners, LLC
                           Greenhill & Co., Inc.

Addresses:                 The principal business address of each of
                           Pacific Coast Energy Company LLC, PCEC (GP)
                           LLC and Pacific Coast Energy Holdings LLC is
                           515 South Flower Street, Suite 4800, Los
                           Angeles, California 90071.

                           The principal business address of each of
                           Metalmark BreitBurn Holdings LLC, Metalmark
                           Capital Partners (C) II, L.P., Metalmark
                           Capital Partners II GP, L.P. and Metalmark
                           Capital Holdings LLC is 1177 Avenue of the
                           Americas, 40th Floor, New York, New York
                           10036.

                           The principal business address of each of Greenhill
                           Capital Partners II, L.P., GCP Managing Partner II, L.P.,
                           Greenhill Capital Partners, LLC and Greenhill &
                           Co., Inc. is 300 Park Avenue, New York, New York 10022.

Signatures:

Dated: May 2, 2012

                                        PACIFIC COAST ENERGY COMPANY LP

                                        By: PCEC (GP) LLC, its General Partner

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        PCEC (GP) LLC

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        PACIFIC COAST ENERGY HOLDINGS LLC

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        METALMARK BREITBURN HOLDINGS LLC

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        METALMARK CAPITAL PARTNERS (C) II, L.P.

                                        By: Metalmark Capital Partners II GP, L.P.,
                                            its General Partner

                                        By: Metalmark Capital Holdings LLC,
                                            its General Partner

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        METALMARK CAPITAL PARTNERS II GP, L.P.

                                        By: Metalmark Capital Holdings LLC,
                                            its General Partner

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        METALMARK CAPITAL HOLDINGS LLC

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        GREENHILL CAPITAL PARTNERS II, L.P.

                                        By: GCP Managing Partner II, L.P., its
                                            General Partner

                                        By: Greenhill Capital Partners, LLC, its
                                            General Partner

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        GCP MANAGING PARTNER II, L.P.

                                        By: Greenhill Capital Partners, LLC, its
                                            General Partner

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        GREENHILL CAPITAL PARTNERS, LLC

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact

                                        GREENHILL & CO., INC.

                                        By: /s/ Denese Alaniz
                                          -------------------------------------
                                        Name:  Denese Alaniz
                                        Title: attorney-in-fact